                                                                    EXHIBIT 10.3


                                SECOND AMENDMENT

          SECOND AMENDMENT (this "Amendment"), dated as of January 28, 1999 among TOWN SPORTS INTERNATIONAL, INC., a New York corporation (the "Borrower"), the various lending institutions party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 16, 1997, (the "Credit Agreement"); and,

          WHEREAS, the Banks and the Administrative Agent are willing to amend the Credit Agreement to permit the Borrower to cause its fiscal year to end on December 31 of each year;

          NOW, THEREFORE, it is agreed that as of the Second Amendment Effective Date (as defined below):

          1. Section 1.08 of the Credit Agreement is hereby amended by deleting the text "August, November, February and May" appearing in the first sentence of Section 1.08(d) and replacing such text with "September, December, March and June".

          2. Section 7.09 of the Credit Agreement is hereby amended by (i) deleting Section 7.09 in its entirety and (ii) replacing it with the following new Section 7.09 as set forth below:

          The Borrower will, for financial reporting and tax purposes, cause (i) each of its, and each of its Subsidiaries' fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries' fiscal quarters to end on September 30, December 31, March 31, and June 30 of each year.

          3. Section 8.09 of the Credit Agreement is hereby amended by (i) deleting the table appearing therein and (ii) replacing it with the following new table as set forth below:

          Date                                                 Ratio
          ----                                                 -----
          November 30, 1997                                    1.75:1
          February 28, 1998                                    1.75:1
          May 31, 1998                                         1.75:1

          August 31, 1998                                      1.75:1
          November 30, 1998                                    1.8:1
          March 31, 1999                                       1.9:1
          June 30, 1999                                        2.0:1

          September 30, 1999                                   2.0:1
          December 31, 1999                                    2.1:1
          March 31, 2000                                       2.2:1
          June 30, 2000                                        2.3:1

          September 30, 2000                                   2.3:1
          December 31, 2000                                    2.4:1
          March 31, 2001                                       2.4:1
          The Last Day of Each Fiscal Quarter Thereafter       2.5:1

          4. Section 8.10 of the Credit Agreement is hereby amended by (i) deleting the table appearing therein and (ii) replacing it with the following new table as set forth below:

          Period                                                                Ratio
          ------                                                                -----
          Effective Date through Fiscal quarter ending November 30, 1998        5:5:1
          November 30, 1998 through December 31, 1998                           5.4:1
          December 31, 1998 through January 31, 1999                            5.3:1
          January 31, 1999 through February 28, 1999                            5.2:1
          February 28, 1999 through March 31, 1999                              5.0:1
          March 31, 1999 through April 30, 1999                                 4.8:1
          April 30, 1999 through May 31, 1999                                   4.6:1

          May 31, 1999 through Fiscal quarter ending September 30, 1999         4.5:1
          Fiscal quarter ending December 31, 1999                               4.2:1
          Fiscal quarter ending March 31, 2000                                  4.1:1
          Fiscal quarter ending June 30, 2000                                   4.0:1

          Fiscal quarter ending September 30, 2000                              3.9:1
          Fiscal quarter ending December 31, 2000                               3.85:1
          Fiscal quarter ending March 31, 2001                                  3.80:1
          Each Fiscal Quarter Thereafter                                        3.75:1

          5. In order to induce the Banks to enter into this Second Amendment, the Borrower hereby represents and warrants that on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment and the transactions contemplated hereby, (1) no Default or Event of Default shall exist and (2) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects,


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with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          6. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          7. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          8. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          9. This Second Amendment shall become effective as of the date hereof (the "Second Amendment Effective Date") when the Borrower, the Required Banks (including each Bank whose Commitment is increased pursuant hereto) and the Administrative Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.


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

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Address:

888 Seventh Avenue, 25th Floor              TOWN SPORTS INTERNATIONAL, INC.

New York, New York 10106

Telephone (212) 246-6700

Facsimile:  (212) 246-8422

                                            By /S/ R. G. Pyle
                                               ---------------------------------

                                               Title: Chief Financial Officer

Attention:  Richard Pyle


One Bankers Trust Plaza -34th Floor         BANKERS TRUST COMPANY,

New York, New York 10006                      Individually and as Administrative
                                               Assistant
Telephone: (212) 250-5175

Facsimile (212) 250-7218

                                            By  /S/ Patricia M. Hogan
                                               ---------------------------------

                                                Title: Principal

Attention:  Patricia M. Hogan


565 Fifth Avenue                            BANK OF SCOTLAND

New York, New York 10017

Telephone:  (212) 450-0871

Facsimile:  (212) 557-9460

                                            By: /S/ Annie Chin Tat
                                               ---------------------------------

Attention:  Annie Chin Tat                      Title: Senior Vice President